SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2003

SANDERSON FARMS, INC.

(Exact name of registrant as specified in its charter)

Mississippi	0-16567	64-0615843

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 N. 13th Avenue
P.O. Box 988
Laurel, Mississippi	39440

(Address of principal executive offices)	(Zip Code)

(601) 649-4030

(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

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SIGNATURES
EXHIBIT INDEX
Ex-99.1 Press Release

Item 7. Financial Statements and Exhibits.

The following exhibits are filed with this Current Report:

Exhibit No.	Description

99.1	Press Release of Sanderson Farms, Inc. dated May 27, 2003

Item 9. Regulation FD Disclosure (provided under Item 12)

On May 27, 2003, the Registrant issued a press release announcing its earnings for the fiscal quarter ended April 30, 2003. The Press Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information in the Press Release and this Form 8-K is not to be considered “filed” for purposes of the Securities Exchange Act of 1934.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC. (Registrant)

Date: May 27, 2003	By:	/s/ D. Michael Cockrell D. Michael Cockrell Treasurer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Sanderson Farms, Inc. dated May 27, 2003

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